UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 21, 2022

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8669 Research Drive
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share Series A Warrants	TBLT TBLTW	Nasdaq Capital Market Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 21, 2021, ToughBuilt Industries, Inc., a Nevada corporation (the “Company”), held its virtual 2022 Annual Shareholders’ Meeting (the “Meeting”).

As of the close of business on August 12, 2022, the record date for the determination of shareholders entitled to vote at the Meeting, there were
9,026,531
shares of the Company’s common stock, par value $0.0001 per share, issued and outstanding, with each share entitled to one vote on each proposal at the Meeting. At the Meeting, the combined holders of 5,223,118 shares of the voting stock entitled to notice of and to vote at the Meeting were represented in person or by proxy, representing approximately 57.86% of the outstanding voting shares, and thereby a quorum pursuant to the Nevada Revised Statutes and the bylaws of the Company was present for the transaction of business at the Meeting.

The final results for each of the matters considered at the Meeting were as follows:

1.	Election of the five nominees to the Board:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Michael Panosian	2,111,677	0	164,035	2,947,406
Robert Faught	2,104,997	0	170,715	2,947,406
Joshua Keeler	2,023,379	0	252,333	2,947,406
Linda Moossaian	2,105,077	0	170,635	2,947,406
William Placke	2,104,596	0	171,116	2,947,406

Each director nominee was elected to serve as a director until the Company’s 2023 annual meeting of shareholders, or until such person’s successor is duly elected and qualified, or until such person’s earlier resignation, death, or removal. Due to the fact that directors are elected by a plurality of the votes cast, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable.

2.	Approval of ToughBuilt Industries, Inc. 2022 Equity Incentive Plan :

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,843,436	370,747	61,529	2,947,406

The affirmative vote of the holders of a majority of the outstanding shares was required for approval. The proposal was approved.

3.	Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 :

Votes For	Votes Against	Abstentions
4,994,917	207,654	70,547

The affirmative vote of the holders of a majority of the outstanding shares was required for approval. The proposal was approved.

4.	Adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate :

Votes For	Votes Against	Abstentions
4,694,154	373,206	155,758

The affirmative vote of the holders of a majority of the outstanding shares was required for approval. The proposal was approved.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: September 2 3 , 2022	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer

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